                              Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB ("Form 10-KSB") of Denia Enterprises Inc. (the "Company") for the annual period ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Norma Dority, Chief Executive

Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   The Form 10-KSB fully complies with the requirements of Section

            13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Norman Dority

                                                     ---------------------------

                                                     Norman Dority

                                                     Chief Executive Officer

                                                     May 15, 2007